Exhibit 10.26(b)

Amendment No. 1 to Shareholders’ Agreement relating to Tranglo Sdn Bhd

THIS AMENDMENT NO. 1, dated and effective from the date of the last signatory (the “Amendment”), to the Shareholders’ Agreement, dated as of March 9, 2021 (the “Agreement”), is amongst Tranglo Sdn Bhd (“Company”), Ripple Labs Singapore Pte. Ltd. (“Investor”) and Seamless Group Inc. (“Seamless” formerly known as TNG Fintech Group Inc.) (collectively, the “Parties”).

Recitals

WHEREAS, in accordance with Section 21 of the Agreement, the Parties desire to amend certain terms in the Agreement as described in this Amendment;

WHEREAS, Investor has the sole and absolute right to appoint one (1) executive officer (“Ripple Executive Officer”);

WHEREAS, the Ripple Executive Officer is responsible for the matters described in Section 6.8 of the Agreement, including a signatory of material bank transactions of the Company;

WHEREAS, the appointed Ripple Executive Officer is a U.S. person, including citizen or resident, who is subject to U.S. Bank Secrecy Act requirements to file a Report of Foreign Bank and Financial Accounts on Financial Crimes Enforcement Network Form 114 in connection with signature authority over at least one financial account located outside of the U.S. if the aggregated value of those foreign accounts exceeded US$10,000 at any time during the calendar year reported.

NOW, THEREFORE, in consideration of the rights and obligations contained herein, and for other good and valuable consideration, the adequacy of which is hereby acknowledged, the Parties agree as follows:

1.	Amendment to Section 6.8.3. Section 6.8.3 of the Agreement is hereby deleted in its entirety and replaced with the following:

“VOID”

2.	Effectiveness of Agreement. Except as amended hereby, all the terms of the Agreement shall remain and continue in full force and effect and are hereby confirmed in all respects. Capitalized terms shall have the same meaning as set forth in the Agreement.

3.	Conflicts with Agreement. Provisions contained in this Amendment shall prevail in case of conflict over the terms of the Agreement.

4.	Governing Law. This Amendment shall be governed by and construed under the laws of Singapore.

5.	Counterparts. This Amendment may be executed in counterparts with the same effect as if Parties had signed the same documents. All such counterparts shall be deemed an original, shall be construed together, and shall constitute one and the same instrument.In witness whereof, this Amendment has been duly executed and delivered by the duly authorized officers of the parties here as of the date first written above.

THE COMPANY

SIGNED by	)
)
for and on behalf of	)
TRANGLO SDN BHD	)
in the presence of	)

/s/ PRISCA LI		/s/ Alexander Kong King Ong
Witness’s signature		ALEXANDER KONG KING ONG
Name: PRISCA LI

THE INVESTOR

SIGNED by	)
)
for and on behalf of	)
RIPPLE LABS SINGAPORE PTE. LTD.	)
in the presence of	)

/s/ CHERYL WONG		/s/ Lorrance Brookls Entwistle
Witness’s signature		LORRANCE BROOKS ENTWISTLE
Name: CHERYL WONG

SEAMLESS

SIGNED by	)
)
for and on behalf of	)
SEAMLESS GROUP INC.	)
in the presence of	)

/s/ PRISCA LI		/s/Hui Ka Wah, Ronnie
Witness’s signature		HUI KA WAH, RONNIE
Name: PRISCA LI